                           Sierra Prime Income Fund
                               9301 Corbin Avenue
                                 P.O. Box 1160
                       Northridge, California 91328-1160



Sierra Prime Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund will seek to provide a high level of current income, consistent with preservation of capital. The Fund will seek to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans ("Senior Loans") made primarily to U.S. corporations, partnerships and other entities ("Borrowers"). It is expected that such Senior Loans will pay interest at rates which float or reset at a margin above a generally recognized base lending rate, such as the prime rate of a designated U.S. bank, certificate of deposit rate, or the London Interbank Offered Rate ("LIBOR"). There can be no assurance that the Fund will achieve it objective. See "Investment Objective and Policies and Special Risk Factors."

Shares of the Fund will be offered continuously at a price equal to their net asset value plus a sales charge of up to 4.5% of the public offering price of the shares purchased. See "Offering of Shares."

No market presently exists for the Fund's shares, and it is not anticipated that a secondary market will develop. To provide shareholder liquidity, the Fund intends to make quarterly tender offers subject to approval by the Board of Trustees to purchase a specified percentage of the Fund's outstanding shares at net asset value. See "Repurchase of Shares." This Prospectus sets forth concisely the information that a prospective investor should know before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated February 14, 1996 has been filed with the Securities and Exchange Commission and can be obtained without charge upon request at the above address or by calling 800-222-5852. This Prospectus incorporates by reference the entire Statement of Additional Information, and its table of contents appears on page 39 of this Prospectus.

Sierra Investment Services Corporation ("SISC"), the Distributor of the Shares is not a bank. The Fund's Shares are not obligations, deposits or accounts (trust or otherwise) of, or endorsed or guaranteed by, Great Western Bank, or any of its affiliates or correspondents. The Fund's Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Shares of the Fund involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             Price to                              Proceeds to
                             Public(1)        Sales Load(1)          Fund(2)
                            -----------       -------------       --------------
Class A Per
Share (1)...........          $10.47          $     0.47          $     10.00
Total...............                          $2,350,000          $50,000,000
-------------

(1) The shares are offered on a best efforts basis at a price equal to the net asset value which initially is $10.00 per share, plus a sales charge of up to 4.50% of the public offering price. See "Offering of Shares."

(2) Before deduction of organizational expenses payable by the Trust, estimated at $185,375 and assuming all shares currently registered are sold pursuant to a continuous offering.

                       Prospectus dated February 14, 1996

                         -----------------------------

                               TABLE OF CONTENTS

FUND EXPENSES.................................................................  3
PROSPECTUS SUMMARY............................................................  4
THE FUND......................................................................  8
USE OF PROCEEDS...............................................................  9
INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK FACTORS.................... 10
     Certain Characteristics of Senior Loan Interests......................... 10
     Special Risk Considerations.............................................. 15
INVESTMENT PRACTICES AND SPECIAL RISKS........................................ 17
TAXATION...................................................................... 20
MANAGEMENT OF THE FUND........................................................ 21
DISTRIBUTIONS................................................................. 23
REPURCHASE (TENDER OFFER) OF SHARES........................................... 23
DESCRIPTION OF COMMON SHARES.................................................. 25
NET ASSET VALUE............................................................... 26
OFFERING OF SHARES............................................................ 27
     How to Buy Shares........................................................ 28
     General Information About Purchases...................................... 28
REDUCED SALES CHARGE AT PURCHASE.............................................. 31
WAIVERS OF CLASS A COMMON SHARES SALES CHARGES................................ 32
APPLICATION OF CLASS A COMMON SHARES EARLY WITHDRAWAL CHARGE.................. 33
COMMUNICATIONS WITH SHAREHOLDERS.............................................. 33
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT................................... 35
LEGAL OPINIONS................................................................ 36
EXPERTS....................................................................... 36
ADDITIONAL INFORMATION........................................................ 36
     Table of Contents for the Statement of Additional Information............ 36


================================================================================

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's Advisor or Principal Underwriter. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Common Shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Common Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, in any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof.
================================================================================

                                  FUND EXPENSES
The following tables are intended to assist investors in understanding the expected costs and expenses directly or indirectly associated with investing in the Fund.


Class A Common Shares

Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price)............................... 4.50%
     Dividend Reinvestment Plan Fees..............................................  None
     Early Withdrawal Charge......................................................  None*
Annual Operating Expenses (as a percentage of net assets
 attributable to Common Shares)
     Management Fee............................................................... 0.95%
     Interest Payments on Borrowed Funds.......................................... 0.00%
     Other Expenses............................................................... 0.55%
          Total Annual Fund Operating Expenses.................................... 1.50%**

-------------------
* Purchases of $1 million or more and certain other purchases are not subject to the sales charge at the time of purchase, but may be subject to a 1.0% early withdrawal charge on repurchases or tenders within one year of purchase or a 0.5% early withdrawal charge during the second year after purchase. See "Offering of Shares -- How to Buy Shares" for a complete description of these charges.

** Under the Investment Advisory Agreement, the Advisor has agreed to reimburse the Fund to the extent that the Fund's annual ordinary expenses exceed the most stringent limits prescribed by any state in which the Fund's Shares are offered for sale. Currently, the most restrictive applicable limitations provide that the Fund's expenses may not exceed an annual rate of 2.5% of the first $30 million of average net assets, 2% of the next $70 million of the average net assets and 1 1/2% of assets in excess of that amount. Expenses which are not subject to this limitation include interest, taxes, amortization of organizational expenses and extraordinary expenses.

Example
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

Class A Common Shares

                                    1 Year      3 Years    5 Years    10 Years
                                    ------      -------    -------    --------
        Assuming no tender of
        Common Shares.............    $60         $90        $123       $216

This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same for the completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC"); the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. This Example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.

                              PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND Sierra Prime Income Fund (the "Fund" or "Trust") is a recently organized, non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Fund has no history of operations. See "The Fund."

THE OFFERING   The Fund will engage in a continuous offering of its Class A common shares of beneficial interest ("Class A Common Shares") through Sierra Investment Services Corporation ("SISC"), as distributor and principal underwriter, and Authorized Dealers (i.e., dealers who are in good standing with
                                     ----
the NASD and who have entered into selected dealer agreements with the principal underwriter). During the continuous offering, the Fund's shares will be valued at a public offering price equal to the next determined net asset value ("NAV") per share plus a maximum sales charge of 4.5% on purchases of less then $50,000, declining to zero on purchases of $1,000,000 or greater. This sales charge, if applicable, will be payable to SISC. See "Offering of Shares."

COMMON SHARES The Fund will offer Class A Common Shares at NAV subject to a 4.5% sales charge on purchases of less than $50,000, declining to zero on purchases of $1,000,000 or greater, at the time of purchase. This sales charge is payable to SISC as principal underwriter for distribution of the Common Shares. Purchases of $1 million or more and certain other purchases are not subject to the sales charge at the time of purchase, but may be subject to a 1.0% early withdrawal charge on repurchases or tenders within one year of purchase or a 0.5% early withdrawal charge during the second year after purchase. See "Offering of Shares" for a complete description of these charges.

INVESTMENT OBJECTIVE AND POLICIES The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund will seek to achieve its objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") made primarily to United States corporations, partnerships and other entities ("Borrowers"). Senior Loans may take the form of syndicated loans ("Syndicated Loans") or of debt obligations of Borrowers issued directly to investors in the form of debt securities ("Senior Notes"). Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders.

The Fund will seek to achieve over time a high effective yield. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. While the Fund seeks relative share price (NAV) stability, its net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. As discussed in this Prospectus Summary under "Tender Offers," an investment in the Common Shares should be considered illiquid.

Under normal market conditions, at least 80% of the Fund's total assets will be invested in interests, participations and assignments of Senior Loans. The remainder of the Fund's assets may be invested in high quality, short-term debt, money market instruments, warrants, equity securities and junior debt securities acquired in connection with the Fund's investment in Senior Loans. There is no restriction or percentage limitation with respect to the Fund's investment in illiquid securities. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are periodically reset with reset periods typically ranging from 30 days to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. For further discussion of the Fund's investment objective and policies and its investment practices and associated considerations, see "Investment Objective and Policies and Special Risk Factors" and "Investment Practices and Special Risks" in this Prospectus.

INVESTMENT ADVISOR Sierra Investment Advisors Corporation ("Sierra Advisors" or "Advisor"), an indirectly wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), is the Fund's investment advisor. The Advisor currently manages or supervises approximately $3.3 billion in assets. Such assets include those of twenty-seven portfolios or funds (including the Fund) comprising four management investment companies. See "Management of the Fund."

THE SUB-ADVISOR Van Kampen American Capital Management Inc. (the "Sub-Advisor" or "Van Kampen") is the sub-advisor to the Fund, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Sub-Advisor selects the investments made by the Fund subject to the oversight and specific direction of the Advisor. In particular, subject to oversights, procedures adopted by the Board of Trustees, the Advisor with oversight of the Board may accept or reject portfolio selections and pricing determinations of Van Kampen. In addition, the Sub-Advisor also monitors the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments, provides recordkeeping responsibilities with respect to Senior Loans in the Fund's portfolio and provides certain services to holders of the Fund's Common Shares. See "Management of the Fund." The Sub-Advisor provides investment advice to a wide variety of individual, institutional and investment company clients and together with its affiliated entities had aggregate assets under management or supervision, as of December 31, 1995, of more than $54 billion. Van Kampen is a wholly-owned subsidiary of Van Kampen American Capital, Inc. Van Kampen American Capital inc. is a wholly-owned subsidiary of VK/AC Holding, Inc., VK/AC Holding Inc. is controlled through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no offer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

ADMINISTRATOR   Sierra Fund Administration Corporation ("Sierra Administration")
is the Fund's administrator. Sierra Administration is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees, although it may delegate certain of its responsibilities to sub-administrators. See "Management of the Fund." Sierra Administration has delegated certain administrative and custodial services to State Street Bank & Trust Company ("State Street"). Sierra Administration has also delegated certain transfer agent responsibilities to First Data Investor Services Group, Inc. ("First Data").

FEES AND EXPENSES The Fund will pay the Advisor a monthly fee at an annual rate of .95% of the average daily net assets of the Fund, out of which .475% is paid to Van Kampen for services rendered as the Sub-Advisor. The advisory fee, although higher than the fees paid by most other management investment companies is comparable to the fees paid by several similar closed-end management investment companies. The Fund will also pay the Administrator a monthly fee at the annual rate of .35% of the average daily assets of the Fund. See "Management of the Fund."

DISTRIBUTIONS The Fund's policy will be to declare daily and pay monthly distributions to holders of Class A Common Shares of substantially all net investment income of the Fund. Distributions to holders of these Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are to be distributed to holders of the Common Shares at least annually. Holders of the

Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Distributions," "Taxation" and "Dividend Reinvestment Plan."

TENDER OFFERS The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for a portion of its outstanding Class A Common Shares at the then current net asset value of these Common Shares. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Advisor or SISC intends to make a secondary trading market in the classes of the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in such Common Shares should be considered illiquid. There can be no assurance that the Fund will in fact tender for any of its Common Shares. If the Fund tenders for Common Shares there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers; such borrowings entail additional risks. The ability of the Fund to tender for its Common Shares may be limited by certain requirements of the Internal Revenue Code of 1986, as amended, that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. The Fund may be required to suspend the continuous offering of its Common Shares during the term of any such tender offer consistent with rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended. The Fund intends to seek an exemption from the SEC that would permit the Fund to make tender offers for its Common Shares while simultaneously engaged in the continuous offering of its Common Shares. See "The Fund," "Offering of Shares" and "Repurchase (Tender Offers) of Shares."

Special Risk Considerations
Illiquidity. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its Common Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. In the event that the Fund's Board of Trustees does not, at any time or from time to time, authorize the Fund to engage in tender offers for its Common Shares, it is unlikely that a holder of Class A Common Shares will be able to otherwise sell their shares to the Fund. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Common Shares were to develop, the Common Shares likewise may trade at a discount from net asset value. Because the Fund intends to offer its Common Shares continuously at a price equal to net asset value, it is unlikely that the Common Shares would trade at a Premium to net asset value should a secondary market for the Common Shares develop.

Borrowings. The Fund as a fundamental policy is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund currently expects, however, to limit its borrowing to an amount sufficient to meet its tender offer purchases or 10% of its assets, whichever is greater. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, is required to have asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Fund. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Common Shares. Accordingly, the Fund will not purchase additional portfolio securities, other than with proceeds from the sale or maturity of existing portfolio securities, at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed). See "Repurchase (Tender Offer) of Shares."

Senior Loans. Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered and exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Advisor and particularly the Sub-Advisor, Van Kampen, than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities. See "Investment Objective and Policies and Special Risk Factors."

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed in which interests in Senior Loans are traded. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner.
The market for relatively illiquid securities tends to be more volatile than the market for liquid securities. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Advisor's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares or when the Advisor considers it advantageous to increase the percentage of the Fund's portfolio invested in high quality, short-term securities, and may in certain circumstances result in the Fund engaging in borrowings to meet short-term cash requirements. See "Investment Objective and Policies and Special Risk Factors."

Credit Risks Associated with Investments in Participations. The Fund will purchase Participations in Senior Loans. With respect to any given Senior Loan, the terms of Participations are arrived at through private negotiations between the Fund and the seller of such an interest in a Senior Loan, and may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically result in the Fund having a contractual relationship with the Lender selling the Participation, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Fund may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by the collateral supporting the Senior Loan with respect to which such Participation was sold. The Fund may pay a fee or forego a portion of interest payments when acquiring Participations or Assignments. See "Investment Objective and Policies and Special Risk Factors."

Credit Risks Associated with Senior Loans. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior

Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. See "Investment Objective and Policies and Special Risk Factors."

Certain Investment Practices. The Fund may use various investment practices that involve special considerations including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. In addition, the Fund has the authority to engage in interest rate and other hedging and risk management transactions. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

Diversification. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. The Fund initially, expects to invest up to 10% of the value of its assets in interests in Senior Loans of Single Borrowers until its aggregate asset level reaches $20 million. Once this $20 million asset level is reached, the Fund intends to limit the value of its assets in interests in Senior Loans of a single Borrower to 5%. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. See "The Fund."

Percentage of Assets in Participations. The Fund may invest up to 100% of its assets in Participations. The Lenders selling such Participations and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the bank, finance and financial services industries. Because the Fund may invest a relatively high percentage of its assets in such Participations, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes significantly reduce its exposure to such risk. See "Investment Objective and Policies and Special Risk Factors" and "Investment Restrictions."

Anti Open-End Investment Company Provisions. The Fund's Declaration of Trust includes provisions that may limit the ability of the shareholders to convert the Fund to an open-end investment company as defined in the Investment Company Act of 1940 as amended. See "Description of Common Shares -- Anti Open-End Investment Provisions of the Declaration of Trust."

Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Common Shares -- Anti-Takeover Provisions of the Declaration of Trust."

                                   THE FUND

Sierra Prime Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund will seek to achieve its objective through investing in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers"). The Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. An investment in the Fund may not be appropriate for all investors, and no assurance can be given that the Fund will achieve its investment objective. The Fund is designed primarily for long-term investment and not as a trading vehicle.

The Fund was organized as a Massachusetts business trust on October 4, 1995. Sierra Investment Advisors Corporation ("Advisors") is the Fund's investment advisor. The Fund also employs a sub-advisor, Van Kampen American Capital Management Inc. ("Sub-Advisor" or "Van Kampen"), who directly selects the Fund's investments subject to the oversight and specific direction of the Advisor. The Fund has no operating history. The Fund's principal office is located at 9301 Corbin Avenue, Northridge, CA 91324.

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest ("Common Shares") with no par value.
The Fund is initially offering 5,000,000 Class A Common Shares by this Prospectus in a continuous offering pursuant to Rule 415 under the Securities Act of 1933, as amended. Class A Common Shares are subject to a maximum sales charge of 4.5% on purchases of less than $50,000, declining to zero on purchases of $1,000,000 at the time of purchase. See "Offering of Shares."

The Fund is a closed-end investment company with no history of operations. The Fund does not intend to list its Common Shares for trading on any national securities exchange and none of the Fund, Advisor, Van Kampen or SISC intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. The Board of Trustees of the Fund currently intends each quarter to consider authorizing the Fund to make tender offers for a portion of its then outstanding Common Shares at the then current net asset value for the Common Shares. There can be no assurance that the Fund will in fact tender for any of its Common Shares and, in the event that the Fund does not so tender it is unlikely that a holder of Common Shares will be able to otherwise sell the Common Shares to the Fund. If the Fund tenders for Common Shares, there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance the repurchases of its Common Shares pursuant to tender offers. The ability of the Fund to enter into tender offers may be limited by certain requirements of the Internal Revenue Code of 1986, as amended, that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. See "Repurchase (Tender Offer) of Shares."

Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by a major United States bank ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Fund will seek to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, the interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, the interest payable to the Fund on its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until next interest rate redetermination on securities in the Fund's portfolio. See "Investment Objective and Policies".

The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions". The Fund initially, expects to invest up to 10% of the value of its assets in interest in Senior Loans of Single Borrowers until its aggregate asset level reaches $20 million. Once this $20 million asset level is reached, the Fund intends to limit the value of its assets in interests in Senior Loans of a single Borrower to 5%. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                                USE OF PROCEEDS

Proceeds from the continuous offer of the Fund's Class A Common Shares may be used to fund investments in portfolio securities, to finance the Fund's Tender Offers (if any) and to reduce the amount of any borrowing or indebtedness incurred by the Fund as Described under "Repurchase (Tender Offer) of Shares" in this Prospectus. The investment of proceeds from the continuous offer of the Fund's Class A Common Shares may take one to three months, up to a maximum of six months, from the date the Fund receives such proceeds. Pending such investments, the proceeds will be held in cash or invested in investment grade short-term debt obligations.

Investments in such short-term debt obligations will reduce the Fund's yield. The Fund also may acquire such debt obligations during unusual market conditions for temporary defensive purposes.

A portion of the organizational expenses of the Fund has been advanced by the Advisor and will be repaid by the Fund. Certain Expenses of the continuous offering of the Fund's Class A Common Shares, including distributor compensation and sales commissions payable to authorized dealers, will be paid by SISC and/or the Advisor, from its own assets and will not be repaid by the Fund.

          INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK FACTORS

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers"). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund seeks to achieve over time a high effective yield. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

Certain Characteristics of Senior Loan Interests

Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders.
On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. In connection with the acquisition of collateralized Senior Loans, the Fund may invest up to 5% of its total assets in Senior Loans which are not secured by any collateral. Such unsecured Senior Loans would constitute an interim financing intended to be refinanced through, in whole or in part, a collateralized Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans.

At least 80% of the Fund's total assets normally will be invested in Senior Loans. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are periodically reset with reset periods ranging from 30 days up to one-year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates.

During normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less (including assets maintained by the Fund as a reserve against any additional loan commitments) and (ii) warrants, equity securities and, in certain limited circumstances discussed above, junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Advisor to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Advisor to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Advisor determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants and equity securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Warrants and equity securities will not qualify as assets required to be maintained as a reserve against additional loan commitments. Although the Fund generally will acquire interests in warrants and equity securities only when the Advisor believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

As discussed below, the Fund may also acquire warrants and equity securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants and equity securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in unsecured Senior Loans, warrants and equity securities only as an incident to the intended purchase of interests in collateralized Senior Loans. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Such collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Advisor will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality short-term, liquid investments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Diversification and Concentration."

The Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. As a result, Borrowers will generally pay more than the Prime Rate to the Fund on the Senior Loans. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market.

The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also effect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

Senior Loans generally are not rated by nationally recognized statistical rating organizations. Because of the collateralized and/or guaranteed nature of most Senior Loans, the Fund and the Advisor believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Advisor may consider such ratings in determining whether to invest in a particular Senior Loan, the Advisor is not required to consider such ratings and such ratings will not be the determinative factor in the Advisor's analysis. The Fund may invest in Senior Loans, the Borrowers of which may have outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Such Borrowers are more likely to experience difficulty in meeting payment obligations under such debt and other subordinate obligations. These difficulties could detract from the Borrower's perceived creditworthiness or its abilities to obtain financing to cover short-term cash flow needs and may force the Borrower into various forms of credit restructuring. The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Advisor, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Advisor will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participations by the Fund in a Lender's portion of a Senior Loan typically result in the Fund having a contractual relationship only with such Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower. The Fund has taken the following measures in an effort to minimize such risks. The Fund will acquire Participations only if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-I by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan.

The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Advisor to be of comparable quality. In addition, the Fund will purchase a Participation only where the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment, have outstanding debt obligations rated investment grade or determined by the Advisor to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal and/or interest. In such event, the Fund could experience a decrease in net asset value.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forego a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Advisor believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees carried in connection with reinvestment.

Special Risk Considerations
On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency.

Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Advisor will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Advisor believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered and/or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Advisor than would be the case for an investment company that invests primarily in rated, registered and/or exchange listed securities.

Senior Loans are, at present, not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Although interests in Senior Loans are traded among certain financial institutions in private transactions between buyers and sellers these loans continue to be considered illiquid. Senior Loans' illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Advisor's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Advisor, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

Diversification and Concentration. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the Statement of Additional Information. As a result, the Fund is required to comply only with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. See "Taxation" in the Statement of Additional Information for a description of these requirements. The Fund initially, expects to invest up to 10% of the value of its assets in interests in Senior Loans of single Borrowers until its aggregate asset level reaches $20 million. Once this $20 million asset level is reached, the Fund intends to limit the value of its assets in interests in Senior Loans of a single Borrower to 5%.

Pursuant to the Investment Company Act of 1940, as amended, a "diversified company" is required with respect to 75% of its assets to limit investment in any one issuer to 5% of assets. The other 25% of the investment company's assets may be invested without regard to such restrictions. The limited number of loan syndication and lending banks requires the Fund to register as a non-diversified investment company in order to comply with the Investment Company Act of 1940, as amended. Moreover, even though the Fund may be able in the future to be classified as a "diversified" investment company, the flexibility provided by the "non-diversified" classification for investing the Fund's assets is essential upon commencing operations. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

The Fund may acquire interests in Senior Loans made to Borrowers in any industry. However, the Fund will not invest more than 25% of its assets in Senior Loans of Borrowers or Lending Agents determined to be issuers that are concentrated in any one particular industry.


                     INVESTMENT PRACTICES AND SPECIAL RISKS
In connection with the investment objectives and policies described above, the Fund may engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Advisor may use some or all of the following investment practices when, in its opinion, their use is appropriate. Although the Advisor believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

Interest Rate and Other Hedging Transactions
The Fund may enter into various interest rate hedging and risk management transactions. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, with respect to fixed-income securities and interests in Senior Loans in the Fund's portfolio the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

To the extent permitted by applicable regulatory authority, the Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Advisor's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Advisor and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

Lending of Portfolio Holdings
The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral.

The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Advisor pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"When Issued" and "Delayed Delivery" Transactions
The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

Repurchase Agreements
The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Advisor will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Advisor will monitor the value or the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

                                    TAXATION
The following federal tax discussion is based on the advice of Morgan, Lewis & Bockius LLP, reflects applicable tax laws as of the date of this Prospectus and is qualified by reference to the additional federal income tax discussion included in the Statement of Additional Information.

The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains in each year, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Distributions of the Fund's net investment income are taxable to holders of Common Shares as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to holders of Common Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Common Shares have been held for more than one year. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of holding and disposing of Common Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                             MANAGEMENT OF THE FUND

Board of Trustees
The management of the Fund, including general supervision of the duties performed by the Advisor under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees. The trustees are experienced business persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The majority of trustees are not affiliated with SISC, Sierra Advisors or Sierra Administration other than as trustees of the Fund. The Fund was organized on October 4, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust."

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. On occasion, however, special meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Trustees may be removed by shareholders at a special meeting called upon the request of shareholders among at least 10% of the outstanding shares of the Fund. Shareholders not attending these meetings are encouraged to vote by proxy. Sierra Administration will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

The Advisor
Sierra Advisors was incorporated in California in 1988 and is a wholly-owned subsidiary of Great Western Financial Corporation ("Great Western"). Great Western's other operations include real estate finance, mortgage banking, retail banking and consumer finance. Pursuant to the Advisory Agreement between the Advisor and the Fund, the Advisor has specific responsibility for investment services provided to the Fund. Accordingly, the Advisor with the general oversight of the Board of Trustees has the authority to accept or reject portfolio selections and pricing determinations of Van Kampen.

The Advisor currently manages or supervises over $3.3 billion in assets. The Advisor is a registered investment advisor under the Investment Advisors Act of 1940 as amended, and in this capacity has general oversight responsibility for the investment advisory services provided to the Trust, Sierra Trust Funds ("Sierra Trust") and The Sierra Variable Trust ("Sierra Variable"). Sierra Trust is an open-end management investment company that currently offers three money market funds and thirteen mutual funds. Sierra Variable is a no-load, open-end management investment company that currently offers nine separate funds. Sierra Variable is intended as an investment vehicle exclusively for variable annuity or variable life insurance contracts offered by the separate accounts of various insurance companies.

The Advisor's other responsibilities include participating in the formulation of Sierra Trust and Sierra Variable investment policies, analyzing economic trends affecting Sierra Trust and Sierra Variable and monitoring and evaluating the services provided by the sub-advisors, including their adherence to Sierra Trust and Sierra Variable investment objectives, policies and performance.

The Sub-Advisor
Van Kampen is the sub-advisor to the Fund, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Pursuant to the sub-advisory agreement with the Advisor, Van Kampen selects the investments made by the Fund subject to the oversight and specific direction of the Advisor. The Sub-Advisor also monitors the provisions and the Loan Agreements and any agreements with respect to Participations and Assignments, provides recordkeeping responsibilities with respect to Senior Loans in the Fund's portfolio and provides certain services to holders of the Fund's Common Shares.

Moreover, the Sub-Advisor also provides investment advice to a wide variety of individual, institutional and investment company clients and has aggregate assets under management or supervision, as of December 31, 1995, of more than $54 billion. Moreover, Van Kampen American Capital Investment Advisory Corp., a sister affiliate of Van Kampen, currently manages a similar prime rate fund, Van Kampen Merritt American Capital Prime Rate Income Trust, which as of December 31, 1995 consisted of approximately $3.65 billion of assets under management. Van Kampen is a wholly-owned subsidiary of Van Kampen American Capital, Inc.
Van Kampen American Capital inc. is a wholly-owned subsidiary of VK/AC Holding, Inc., VK/AC Holding Inc. is controlled through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no offer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

Portfolio Manager. Jeffrey W. Maillet is a Senior Vice President of Van Kampen and has been primarily responsible for the day-to-day management of Van Kampen's Prime Rate Income Trust since the Fund's commencement of investment operations in 1989. Mr. Maillet has been employed by Van Kampen American Capital Investment Advisory Corp. since 1989.

The Administrator
Sierra Administration provides shareholders service and other administrative services. Sierra Administration is under common control with the Advisor and SISC. SISC is the principal underwriter of the Common Shares in connection with the offering thereof by the Fund. See "Offering of Shares." Sierra Administration's principal business address is 9301 Corbin Avenue, Northridge, CA 91324.

Pursuant to the Administration Agreement, Sierra Administration is responsible for all administrative functions with respect to the Trust, although it delegates certain of its responsibilities to a sub-administrator. Sierra Administration itself or through its sub-administrator performs many shareholder transaction and accounting functions. In addition to such services, Sierra Administration is responsible for performing activities as Transfer/Shareholder Servicing Agent, such as keeping records of shareholders and handling shareholder communications. Sierra Administration is entitled to a monthly fee at an annual rate of 0.35% of the Fund's average daily net assets. Sierra Administration pays State Street Bank & Trust Company ("State Street") for certain administrative and custodial services. In addition, Sierra Administration also pays First Data Investor Services Group, Inc. ("First Data") for certain transfer agency services. The Fund pays for the sub-transfer agent, sub-administrator and custodial out-of-pocket expenses.

The Distributor
SISC is the distributor of the Class A Common Shares of the Fund. SISC is located at 9301 Corbin Avenue, Northridge, California 91324. SISC, an indirectly wholly-owned subsidiary of GWFC, was established in 1992 and is a registered broker-dealer with the NASD and a registered investment advisor.

The Fund intends to distribute the shares of the Fund in accordance with a Distribution Agreement entered into between the Fund and SISC. Under this Distribution Agreement, SISC will comply with the terms of the Distribution Agreement and the NASD Rules concerning sales charges. Under the Distribution Agreement, SISC will not be paid an annual fee as compensation in connection with the offering and sale of the Class A Common Shares of the Fund. In addition, the Distribution Agreement also recognizes that Sierra Advisors may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. SISC, may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of the Fund, material compensation in the form of merchandise or trips.

                                 DISTRIBUTIONS
The Fund's policy will be to declare daily and pay monthly distributions to holders of Class A Common Shares of substantially all net investment income of the Fund. Net investment income of the Fund consists of all interest income, fee income, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are expected to be distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Dividend Reinvestment Plan."

Distribution Options
When you open an account, specify on your Application Form how you want to receive your distributions. The election may be made or changed by writing to Sierra Administration or by calling 800-222-5852. Each Fund offers two options:

Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same Fund, unless you instruct the Fund on the application form or later in writing or by telephone to pay all dividends and distributions in cash. Dividends from a class of one Fund may be reinvested in the same class of the same Fund or a different Fund. If the Fund in which the reinvestment is made has a sales charge, you will not pay the sales charge on the reinvested amount.

Cash Option. You will be sent a check for each dividend and capital gain distribution.

                      REPURCHASE (TENDER OFFER) OF SHARES
The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for a portion of its then outstanding Class A Common Shares at the net asset value of such Common Shares on the expiration date of the tender offer. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Common Shares, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Common Shares who may desire to sell such Common Shares.
Accordingly, investment in the Common Shares should be considered illiquid.

Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in the continuous offering of its Common Shares may be a violation of rules promulgated by the SEC under the Securities Exchange Act of 1934. The Fund intends to seek an exemption from the SEC that would permit the Fund to make tender offers for its Common Shares while simultaneously engaged in the continuous offering of its Common Shares. No assurance can be given that the Fund will obtain such an exemption. If the Board of Trustees of the

Fund authorizes the Fund to make such a tender offer prior to such time, if any, that the Fund shall have obtained such an exemption, the Fund intends to suspend the continuous offering of its Common Shares during the term of such tender offer.

Although the Board of Trustees believes that tender offers for the Common Shares generally would increase the liquidity of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Advisor anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Common Shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tenders.

As a fundamental policy of the Fund, the Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Common Shares, to borrow money in an amount up to 33-1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for its Common Shares. The Fund currently expects, however, to limit its borrowing to an amount sufficient to meet its tender offer purchases or 10% of its assets, whichever is greater. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities, other than with proceeds from the sale or maturity of existing portfolio securities, at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

Any tender offer made by the Fund for its Common Shares will be at a price equal to the net asset value of the Common Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Shares and will establish procedures which will be specified in the tender offer documents to enable holders of Common Shares to ascertain readily such net asset value.

Each tender offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, either by publication or mailing or both. Each tender offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The Fund will purchase its Common Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. The repurchase of tendered shares by the Fund is a taxable event. See
"Taxation."   The Fund will pay all costs and expenses associated with the making of any tender offer by the Fund. See the Statement of Additional Information for additional information concerning repurchase of the Fund's Common Shares.

If the Fund must liquidate portfolio holdings in order to purchase Common Shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Due to the requirement for qualification as a regulated investment company under the Code that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months, the Fund may not be able to sell portfolio holdings held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may affect adversely the Fund's yield.

Exchange Privilege. The Fund may make available to tendering shareholders the privilege of exchanging Class A Common Shares for Class A shares of certain open-end investment companies managed by the Advisor subject to any restrictions or qualifications set forth in the prospectus of any such fund. Class A Common Shares may be exchanged for Class A Shares of any of the funds of Sierra Trust Funds. If the shares acquired in the exchange are subject to a higher sales load, a sales load may be charged in an amount up to the difference between the sales load previously paid and the initial sales load applicable to the shares of the fund being acquired.

The exchange privilege is available only in those states where the offers and sale of shares of the funds may legally be made. Upon 60 days' prior written notice to shareholders, the Fund in its sole discretion may terminate or modify the exchange privileges and restrictions and/or the Fund may begin imposing a charge of up to $5.00 for each exchange. The prospectus for each "exchange fund" describes its investment objectives and policies, and shareholders should obtain a prospectus and consider the objectives and policies carefully before requesting an exchange. Each exchange must involve shares which meet the minimal requirements of a fund for an initial or subsequent purchase.


                          DESCRIPTION OF COMMON SHARES
The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated October 4, 1995 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Common Shares.

Common Shares. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest with no par value. The Declaration of Trust also provides authorization for establishing multiple classes of Common Shares. Each Class A Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund and has identical voting, dividend, liquidation and other rights.

Holders of Common Shares will be entitled to the payment of dividends when and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Common Shares.

Anti Open-End Investment Company Provisions in the Declaration of Trust. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of the Fund to convert from a closed-end to an open-end management investment company. Specifically, the Declaration of Trust provides that an amendment to such Declaration which makes the Fund's Common Shares a "redeemable security" as defined in the Investment Company Act of 1940, as amended, is required to be approved by at least (a) a majority of the Trustees, including a majority of the Trustees who are not interested persons, and (b) a majority shareholder vote.

Anti-Takeover Provisions in the Declaration of Trust. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Common Shares, such provisions could have the effect of depriving holders of Common Shares of an opportunity to sell their Common Shares at a premium over prevailing market prices. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Common Shares.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Common Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Common Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. See "Repurchase (Tender Offer) of Shares -- Anti-Takeover Provisions" in the Statement of Additional Information.


                                NET ASSET VALUE
The Fund values its shares once on each day the New York Stock Exchange (the "NYSE") is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern standard time). The Fund's net asset value per share is determined by State Street, in the manner authorized by the Board of Trustees. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value is computed by determining the value of the total assets (the securities it holds plus cash or other assets, including interest accrued but not yet received), and subtracting all liabilities (including the outstanding principal amount of any indebtedness issued and any unpaid interest thereon). For future information regarding valuation, see "Determination of Net Asset Value" in the Statement of Additional Information.

Because Senior Loans are not actively traded in a public market, the Advisor and Sub-Advisor following procedures established by the Fund's Board of Trustees, will value the Senior Loan interests held by the Fund at fair value. In valuing a Senior Loan interest, the Advisor and Sub-Advisor, will consider relevant factors, data and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity ad base lending rate of the Senior Loan interest, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for Senior Loans, including price quotations (if considered reliable) for and trading in Senior Loans and interests in similar Loans and the market environment and investor attitudes towards the Senior Loans and interests in similar Loans; (v) the reputation and financial condition of the Agent and any Intermediate Participants in the Senior Loans; and (vi) general economic and market conditions affecting the fair value of Senior Loans.

Other Fund holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Fund at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Trustees.

                               OFFERING OF SHARES
The Fund will engage in a continuous offering of its Class A Common Shares through SISC, the distributor and principal underwriter, whose offices are located at 9301 Corbin Avenue, Northridge, CA 91324. The Class A Common Shares may also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors (i.e., Authorized Dealers). The Fund reserves the right to
                      ----
terminate or suspend the continuous offering of its Common Shares at any time without prior notice.

The Fund does not intend to list the Class A Common Shares on any national securities exchange and none of the Fund, the Advisor, Van Kampen or SISC intends to make a secondary market in such Common Shares. Accordingly, there is not expected to be any secondary trading market in the Class A Common Shares and an investment in these Common Shares should be considered illiquid.

The Class A Common Shares will be offered by the Fund at the public offering price next computed after an investor places an order to purchase directly with SISC, or with the investor's broker-dealer.

During the continuous offering, the Fund's shares will be valued at a public offering price equal to the next determined net asset value ("NAV") per share plus a maximum sales charge, payable to SISC, based on the following schedule:

                                                      As a % of Offering
Amount of Transaction                                   Price Per Share
---------------------                                 -------------------
Less than $50,000                                             4.50%
$50,000 but less than $100,000                                4.00%
$100,000 but less than $250,000                               3.50%
$250,000 but less than $500,000                               3.00%
$500,000 but less than $1,000,000                             2.00%
$1,000,000 and over                                             0%*

-------------------
* Purchases of $1 million or more and certain other purchases are not subject to the sales charge at the time of purchase, but may be subject to a 1.0% early withdrawal charge on repurchases or tenders within one year of purchase or a 0.5% early withdrawal charge on repurchases or tenders during the second year after purchase. See "Application of Class A Common Shares Early Withdrawal Charge" and "Waivers of Class A Common Shares Sales Charges" sections.

Authorized Dealers. The price of Common Shares ordered through an Authorized Dealer will be the public offering price next determined after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 4:00 p.m. Eastern standard time, orders placed through an Authorized Dealer must be transmitted to the Fund by such dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day.

SISC will compensate Authorized Dealers participating in the continuous offering of the Fund's Class A Common Shares pursuant to the following schedule:

                                               Dealers' Reallowance
Amount of Transactions                       as a % of Offering Price
----------------------                       ------------------------
Less than $50,000                                      4.00%
$50,000 but less than $100,000                         3.50%
$100,000 but less than $250,000                        3.00%
$250,000 but less than $500,000                        2.50%
$500,000 but less than $1,000,000                      1.75%
$1,000,000 and over                                       0%*

--------------------
* Investors do not pay a sales charge at the time of purchase on purchases of $1 million or more; however, except as waived by the dealer of record as stated in the subsection "Application of Class A Common Shares Early Withdrawal Charge," SISC may pay the investment dealers of record on purchases of Class A Common Shares of $1 million or more a fee of up to 1% of the net asset value of each purchase.

As mentioned above SISC may pay Authorized Dealers a fee of up to 1.00% of net asset value for Class A Common Share transactions over $1,000,000. Dealer reallowance may be changed by SISC from time to time, and upon notice, SISC may reallow up to the full applicable sales charge to certain Authorized Dealers.
In addition, if Common Shares of the Fund are sold by an Authorized Dealer, SISC may in its discretion pay up to a maximum of 0.25% of the value of such Common Shares to such Authorized Dealers.

How to Buy Shares
If you are new to the Fund or Sierra Trust Funds, complete and sign a new Account Application and mail it along with your check. You may also open your account in person or by wire as described on the following pages. Shares can be purchased directly through a representative of Great Western Financial Securities Corporation ("GW Securities"). Payment for shares is due at GW Securities no later than the settlement date, which is the third business day after the order is placed. If there is no application form accompanying this prospectus, call 800-222-5852.

After having read the Fund's prospectus, if you have money invested in a Fund of the Sierra Trust Funds, you can:
 . Mail in a check with the additional investment slip attached to your account statement;
 . Mail in a completed application form with a check; or . Invest in the Fund by exchanging from the same Class of another Fund of the
  Sierra Trust Funds by calling 800-222-5852.

If you are investing through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. Retirement investing also involves its own investment procedures. Call 800-222-5852 for more information and a retirement application form.

General Information About Purchases.


Minimum Investments

To Open a Class A Common Shares Account                  $250
For Sierra Automatic Investment Plan Accounts and
 Investment of Dividends or Distributions of a Non-
 Affiliated Fund (as defined in the following
 paragraph)                                              $100
For investment of Distributions Paid to GW
 Securities Clients by Certain Unit Investment
 Trusts (each, a "UIT")                                  $ 25

To Add to a Class A Common Shares Account                $100
For Sierra Automatic Investment Plan Accounts and
 Investment of Dividends or Distributions of a Non-
 Affiliated Fund                                         $ 25
For Investment of Distributions Paid to GW
 Securities Clients by Certain UITs                      $ 25


Minimum Balance for a Class A Common Shares
 Account                                                 $250
For Sierra Automatic Investment Plan Accounts and
 Investment of Dividends or Distributions of a Non-
 Affiliated Fund                                         None
For Investment of Distributions Paid to GW
 Securities Clients by Certain UITs                      $ 25

The Fund has a minimum of $250 for initial investments and $100 for subsequent investments for Class A Common Shares, except that (i) shareholders who participate in the Sierra Automatic Investment Plan (the "Plan") may establish Fund accounts for a minimum initial investment of $100 and subsequent automatic investments of $25 a month (ii) shareholders of non-money market mutual funds not affiliated with the Trust or Sierra Services (each, a "Non-Affiliated Fund") may establish Fund accounts by investing dividends or distributions for such Non-Affiliated Fund for a minimum initial investment of $100 and subsequent investments of $25; and (iii) GW Securities clients may establish Fund accounts by investing UIT distributions for a minimum initial investment of $25 and subsequent investments of $25. For more information see section entitled "Waivers of Class A Common Shares Sales Charge."

Acceptance of Orders
The Fund reserves the right to reject any purchase order for its Common Shares and to suspend the offering of its Common Shares for any period of time.

Investments Made By Check
Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds within one business day following receipt and is then invested in the Fund. Checks drawn on banks that are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in U.S. Dollars.

If you buy shares by check and then tender those shares except in an exchange to a fund of the Sierra Trust Funds, the payment may be delayed for up to fifteen days or more to ensure that your check clears.

Dividend Reinvestment Plan
A Dividend Reinvestment Plan will be established automatically for each shareholder unless the shareholder specifies by completing the appropriate section of the Fund's Account Application or otherwise notifies Shareholder Services in writing at the address provided below. Under this plan, all income dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund that paid the dividend at the net asset value ("NAV") determined on the dividend payment date. The election may be made or changed by writing to Sierra Administration at 9301 Corbin Avenue, Suite 333, P.O. Box 1160, Northridge, California 91328-1160 or by telephoning Sierra Administration at 800-222-5852.

Sierra Automatic Investment Plan (the "Plan")
One easy way to pursue your financial goals is to invest money regularly. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-222-5852 for more information.

The Plan offers a simple way to maintain a regular investment program. With the Plan, monthly investments (minimum $25) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account on the 15th of each month. The minimum for opening a Fund account through the Plan is $100. By enrolling in the Plan, the shareholder authorizes the Fund and its agents to withdraw funds from the designated account at a bank or other financial institution. Such an account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section of the Fund's Account Application or by contacting a GW Securities representative, or Sierra Administration (800-222-5852) for the appropriate forms.

Once enrolled in the Plan, shareholders will receive written confirmation of each transaction, and a debit will appear on the shareholder's bank statement. To change the amount, the shareholder must notify Sierra Administration at 800-222-5852 at least ten business days prior to the scheduled investment date. Shareholders who redeem their Plan accounts in full are not required to provide prior notification to terminate the service. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. Fund shares purchased through the Plan must be owned for 15 days before they may be redeemed. The Fund may terminate or modify this privilege at any time.

Retirement Plans
Shares of the Fund are available for purchase in connection with a variety of tax-deferred prototype retirement plans: (1) IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses; (2) Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and (3) 403(b) Plans. Custodian fees may be charged in connection with these retirement plans. If you are investing through an IRA, you will need a special application form. Retirement investing also involves its own investment procedures. For additional information regarding investments made by qualified plans, see "Waivers of Class A Common Shares Sales Charges." For more information regarding retirement plans or to receive an IRA application form, telephone Sierra Administration at 800-222-5852.

How to Invest in the Fund

--------------------------------------------------------------------------------
                             To Open an Account:       To Add to an Account:
                                 Minimum $250*             Minimum $100*
------------------------------------------------------------------------------
By Phone                     . Exchange from a         . Exchange from a
800-222-5852                   Sierra Trust Fund         Sierra Trust Fund
                               account with same         account with the same
                               registration,             registration,
                               including name,           including name,
                               address, and taxpayer     address, and taxpayer
                               ID number (social         ID number.
                               security number for an
                               individual).            . To transfer funds
                                                         from your Great
                             . Call Sierra               Western Bank Checking
                               Administration at         Account or Savings
                                                         Account, or your GW
                                                         Securities Brokerage
                                                         Account, call your GW
-------------------------------------------------------------------------------
By Mail                      . Complete and sign the   . Make your check
                               application. Make your    payable to "Great
                               check or negotiable       Western Financial
                               bank draft payable to     Securities
                               "Great Western            Corporation."
                               Financial Securities      Indicate your Fund
                               Corporation" or           account number on your
                               include the account       check.  Include the
                               number of the Great       "next investment" stub
                               Western account or GW     from your previous
                               Securities brokerage      account statement.
                               account from which        Mail the check and
                               your investment will      stub to the address
                               be drawn.                 printed on your
                                                         account statement.
                               Mail the completed
                               application form and    . Exchange by mail:
                               check to:                 call 800-222-5852 for
                               Sierra Prime Income       instructions.
                               Fund
                               9301 Corbin Avenue,
                               Suite 333
                               P.O. Box 1160
                               Northridge, California
                               91328-1160
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             To Open an Account:       To Add to an Account:
                                 Minimum $250*             Minimum $100*
------------------------------------------------------------------------------
In Person                    . Visit a GW              .  Visit a GW
                               Securities                 Securities
                               Representative at your     Representative at your
                               nearest Great Western      nearest Great Western
                               Bank branch.  Call         Bank branch.  Call
                               800-222-5852 for the       800-222-5852 for the
                               Great Western Bank         Great Western branch
                               branch nearest you.        nearest you.


By Wire                      1.Telephone Sierra        .  Instruct your
                               Administration and         bank/financial
                               give the (a) name of       institution to wire
                               the account as you         Federal Funds as
                               wish it to be              described at left
                               registered; (b)            under paragraph 2 and
                               address of the             inform Sierra
                               account; (c) taxpayer      Administration (800)
                               ID number (social          222-5852 of the
                               security number for an     incoming wire.
                               individual); and (d)
                               Fund name.

                             2.Instruct your bank
                               to wire Federal Funds
                               exactly as follows:
                               Great Western Bank
                               Beverly Hills,
                               California
                               aba #322270039
                               For credit to (Sierra
                               Prime Income Fund)
                               Account #008-852200-5
                               (Fund Name)
                               (Customer's Name)
                               (Customer's Social
                               Security Number)

                             3.Mail the completed
                               application form to:
                               Sierra Fund
                               Administration
                               Corporation
                               9301 Corbin Avenue,
                               Suite 333
                               P.O. Box 1160
                               Northridge, California
                               91328-1160
--------------------------------------------------------------------------------
Automatically                1.Obtain and              . Pre-authorized
                               complete an               monthly investments
(Minimum New Account           application form.         are now processed
 amount $100)                                            automatically.
                             2.Attach a voided
                               check or deposit slip     (Minimum Amount $25)
                               from the account you
                               would like the
                               investments
                               transferred from on
                               the 15th of each month.

                             3.Mail the
                               application to the
                               address listed above.


* $25 minimum to open or add to an account with investment of certain UIT distributions, and $100 minimum to open an account, and $25 minimum to add to an account, with investment of dividends or distributions from Non-Affiliated Funds. See "How to Buy Shares -- Minimum Investments" section.

                        REDUCED SALES CHARGE AT PURCHASE
As described below, the sales charge on purchases of the Fund's Class A Common Shares may be reduced through: (1) a Right of Accumulation; (2) Quantity Discounts; (3) a Letter of Intent; and (4) Reinvestment Privileges. Reduced sales charges may be modified or terminated at any time as to new purchases and/or letters of intent and are subject to confirmation of an investor's holdings. For more information about reduced sales charges, contact your GW Securities representative or call 800-222-5852.

Right of Accumulation
Under the Right of Accumulation, the current value of an investor's existing Class A Shares in a Non-Money Market Fund of Sierra Trust Funds and Class B and Class S Shares in all the Funds of the Sierra Trust Funds may be combined with the amount of the investor's current purchase in the Fund in determining the sales charge applicable to the Class A Common Shares. In order to receive the cumulative quantity reduction, the investor or the securities dealer must call previous purchases of such Class A, Class B and Class S Shares to the attention of Sierra Administration at the time of the current purchase.

Quantity Discounts
As shown in the tables on pages 29 and 30 and under the Right of Accumulation section, larger purchases of the Class A Common Shares of the Fund combined with Non-Money Fund Class A Shares and Class B and Class S Shares of all the Sierra Trust Funds reduce the sales charge paid on the Class A Common Shares. The Fund will combine purchases of the Class A Common Shares of the Fund with the Non-Money Fund Class A Shares, Class B and Class S Shares of Sierra Trust Funds made on the same day by the investor, spouse, and any minor children when calculating the Class A Common Shares sales charge. In order to receive the cumulative quantity reduction, the investor or the securities dealer must call related purchases of such Class A Common Shares, Class A, Class B and Class S Shares to the attention of Sierra Administration at the time of the current purchase.

Letter of Intent
An investor may qualify for a reduced sales charge on Class A Common Shares immediately by signing a non-binding "Letter of Intent" stating the investor's intention to invest during the following 13 months a specified amount in the Class A Common Shares which, if made at one time, would qualify for a reduced sales charge. Any redemptions of Class A Common Shares made during the 13-month period will be subtracted from the amount of purchases of Class A Common Shares in determining whether the terms of the Letter of Intent have been met. During the term of a Letter of Intent, Sierra Administration will hold Class A Common Shares representing 5% of the amount purchased in escrow for payment of a higher sales load if the full amount specified in the Letter of Intent is not purchased within the 13-month period. The escrowed shares will be released when the full amount specified has been purchased. If the full amount specified is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on the investor's aggregate purchases of Class A Common Shares if the total of such purchases had been made at a single time.

Reinvestment Privilege
Upon repurchase of the Class A Common Shares, a shareholder has the right, to be exercised within 180 days, to reinvest any or all of the repurchase proceeds in Class A Common Shares of the Fund without any sales charge at the next determined NAV after receipt of the purchase order. The shareholder must notify GW Securities in writing concerning the reinvestment in order to avoid the sales charge.

Exchange Privilege
Shareholders of Sierra Trust Funds are permitted to exchange their Class A Shares for the Class A Common Shares of the Fund. If the Class A Common Shares acquired in the exchange are subject to a higher sales load, a sales load may be charged in an amount up to the difference between the sales load previously paid and the initial sales load applicable to the Class A Common Shares of the Fund being acquired.

                 WAIVERS OF CLASS A COMMON SHARES SALES CHARGES
No initial sales charge will be assessed with respect to Class A Common Shares of the Fund on: (1) purchases by (a) employees or retired employees of Great Western Financial Corporation ("GWFC") or any of its affiliates and members of their immediate families (spouses and minor children) and IRAs, Keogh Plans or employee benefit plans for those employees and retired employees; (b) directors, trustees, officers or advisory board members, or persons retired from such positions, of any investment company for which GWFC or an affiliate serves as investment advisor; (c) registered representatives or full-time employees of Authorized Dealers or full-time employees of banks affiliated with such dealers;
(2) purchases by retirement plans created pursuant to Section 457 of the Code;
(3) purchases that are paid for with the proceeds from the redemption of shares of a non-money market mutual fund not affiliated with the Trust or Sierra Services, where the purchase occurs within 15 Business Days of the prior redemption and is evidenced by a confirmation of the redemption transaction or a broker-to-broker transfer request (Shareholder Services must be notified at the time of purchase that the purchase being made qualifies for a purchase at NAV);
(4) purchases by employees of any of the Fund's Sub-Advisors; (5) purchases by accounts as to which an Authorized Dealer or a bank affiliated with an Authorized Dealer charges an account management fee, provided that the Authorized Dealer or bank has an agreement with the Distributor; (6) purchases by a GW

Securities client through investment of distributions paid by a UIT within 30 days of the payment of such distributions where the client's interests in such UIT were acquired through GW Securities; and (7) purchases through investment of dividends or distributions paid by a Non-Affiliated Fund within 30 days of the payment of such dividends or distributions.

No sales charge at purchase is assessed for Class A Common Shares purchased through a 401(k) Plan or 403(b) Plan. Investors through 401(k) Plan or 403(b) Plan may be subject to various account fees and purchase and tender procedures designated by the employer who has established such a plan. Such investors should consult their employer or account agreements for information relating to their accounts.

The Class A Common Shares Early Withdrawal Charge ("EWC"), described below, is waived for repurchases or tendering of Class A Common Shares (i) that are part of exchanges for Class A Shares of Sierra Trust Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; and
(v) for distributions by other employee benefit plans to pay benefits.

          APPLICATION OF CLASS A COMMON SHARES EARLY WITHDRAWAL CHARGE
The Class A Common Shares EWC of 1.0% or 0.5% may be imposed on certain redemptions within one or two years of purchase, respectively, with respect to Class A Common Shares (i) purchased at NAV without a sales charge at time of purchase (purchases of $1 million or more), (ii) acquired through an exchange for Class A Shares of a Non-Money Fund of the Sierra Trust Funds purchased at NAV without a sales charge at time of purchase (purchases of $1 million or more), (iii) purchased through an employee benefit trust created pursuant to a plan qualified under Section 401(k) of the Code ("401(k) Plan"), or (iv) purchased through a retirement plan qualified under Section 403(b) of the Code ("403(b) Plan"). The Class A Common Shares EWC will not be imposed on Class A Common Shares purchased by (i) a qualified retirement plan that, at the time of purchase, had not fewer than 500 eligible employees, (ii) a qualified retirement plan that, at the time of purchase, had assets exceeding $100 million, or (iii) an institution investing $5 million or more in the aggregate in the portfolios of the Fund or Sierra Trust Funds. The EWCs for Class A Common Shares are calculated on the lower of the shares' cost or current net asset value, and in determining whether the EWC is payable, the Fund will first redeem shares not subject to any EWC.

Purchases of $1 million or more and certain other purchases are not subject to the sales charge at the time of purchase, but may be subject to a 1.0% early withdrawal charge on repurchases or tenders within one year of purchase or a 0.5% early withdrawal charge on repurchases or tenders during the second year after purchase. For a purchase of Class A Common Shares in an amount of $1 million or more, if the Fund receives at or before the purchase a written direction from the dealer of record that the Class A Common Shares early withdrawal charge shall not apply, then the Class A Common Shares early withdrawal charge shall not apply and SISC may pay the investor's dealer of record up to 0.25% of the net asset value of the purchase. For such a purchase, if the Fund does not receive at or before the purchase a written direction from the dealer of record that the Class A Common Shares early withdrawal charge shall not apply, then the Class A Common Shares early withdrawal charge shall apply and SISC may pay the investor's dealer of record up to 1.00% of the net asset value of the purchase. No sales charge at time of purchase and no early withdrawal charge will be assessed on the reinvestment of dividends or distributions on Class A Common Shares or on purchases of Class A Common Shares under the 180-day reinvestment privilege described in a previous section.


                        COMMUNICATIONS WITH SHAREHOLDERS
The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

Understanding Performance
Because the Fund invests in floating and variable corporate loans, its performance is related to the creditworthiness of the corporate issuers of the loans, and to a lesser extent, the general level of interest rates. Total return reflects both the reinvestment of income and the change in a Fund's share price. Because the Fund primarily invests in floating and variable corporate loans, its share price volatility and total return will depend largely on the creditworthiness of each particular corporate issuer. Share value will tend to decrease when the floating and/or variable loans of the portfolio are having difficulty in terms of repayment. In addition, share value may decrease when interest rates rise and increase when interest rates fall.

Explanation of Terms
Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time.

An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Yield of a Fund is the income generated by an investment in the Fund over a 30-day period. See below for a further description of these terms.

Yield
From time to time, the Fund may advertise its 30-day yield. The 30-day yield of the Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum Public Offering Price. In addition, the Fund may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

Total Return
From time to time, the Fund may advertise its average annual total return over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Similarly, the Fund may provide yield quotations in investor communications based on the Fund's net asset value (rather than its Public Offering Price) per share on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable, such performance quotations will be higher than the performance quotations that include the maximum sales charge.

Total returns and yields are based on past results and are not a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A Common Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. These may include, among others, the prime rate, CD rate, money market rate and LIBOR. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Obtaining Performance Information

The Fund's strategies, performance, and holdings will be detailed twice a year in fund reports, which are sent to all shareholders. The SAI describes the methods used to determine the Fund's performance. Shareholders may call 800-222-5852 for performance information. Shareholders may make inquiries regarding the Fund, including current total return figures, to any representative of GW Securities, or by calling 800-222-5852.

The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.
These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.

                                Comparison of Prime Rate,
                    Certificate of Deposit Rate, Money Market Rate and
                              London Inter-Bank Offered Rate
-------------------------------------------------------------------------------
                   1989       1990      1991     1992     1993     1994
                 --------   --------   ------   ------   ------   ------
Prime Rate(1)...  10.88%     10.01%    8.46%    6.25%    6.00%    8.50%
C.D. Rate(2)....   9.08       8.17     5.91     3.76     3.28     6.90
Money Market
 Rate (3).......   8.53       7.82     5.44     3.36     2.70     3.75
LIBOR(4)........   8.37       7.56     4.25     3.43     3.37     6.50

-----------

(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.
(2) The Certificate of Deposit Rate represents the average annual rate paid on large six-month CDs traded in the secondary market. Source: Bloomberg.
(3) The Money Market Rate represents Donoghue's Money Fund Averages for taxable money market funds.
(4) The London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank & Trust Company located at 225 Franklin Street, Boston, MA 02110 is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Sierra Administration is the dividend disbursing and transfer agent of the Fund and, will also perform certain accounting services pursuant to a Administration Agreement between it and the Fund.

                                 LEGAL OPINIONS
Certain legal matters in connection with the Common Shares offered hereby have been passed upon for the Fund by Morgan, Lewis & Bockius LLP.


                                    EXPERTS
The financial statements included in the Statement of Additional Information, have been so included in reliance on the report of Price Waterhouse LLP, independent public accountants, given on the authority of said firm as experts in auditing and accounting.


                             ADDITIONAL INFORMATION
The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

The Table of Contents for the Statement of Additional Information is as follows:

                                                               Page
                                                               ----

Investment Objective and Policies and Special Risk Factors......B-2

Investment Restrictions.........................................B-9

Officers and Trustees..........................................B-11

Portfolio Transactions.........................................B-14

Management of the Fund.........................................B-15

Net Asset Value................................................B-17

Determination of Performance...................................B-18

Taxation.......................................................B-20

Repurchase (Tender Offer) of Shares............................B-22

Independent Auditor's Report...................................FS-1

Financial Statements...........................................FS-2

                        Supplement Dated April 10, 1996
                     to Prospectus dated February 14, 1996
                                       of
                            SIERRA PRIME INCOME FUND
                               9301 Corbin Avenue
                                 P.O. Box 1160
                       Northridge, California 91328-1160


The prospectus dated February 14, 1996 of the Sierra Prime Income Fund (the "Fund") is hereby amended and supplemented by the following:

The second paragraph under the heading "APPLICATION OF CLASS A COMMON SHARES EARLY WITHDRAWAL CHARGE" on page 33 is amended and restated by the following:

     Purchases of $1 million or more and certain other purchases are not subject to the sales charge at the time of purchase, but may be subject to a 1.0% early withdrawal charge on repurchases or tenders within one year of purchase or a 0.5% early withdrawal charge on repurchases or tenders during the second year after purchase. No sales charge at time of purchase and no early withdrawal charge will be assessed on the reinvestment of dividends or distributions on Class A Common Shares or on purchases of Class A Common Shares under the 180-day reinvestment privilege described in a previous section.

                         Supplement Dated July 1, 1996
                     to Prospectus dated February 14, 1996
                                      of
                           SIERRA PRIME INCOME FUND

The Prospectus, dated February 14, 1996, as supplemented to date, for the Class A Common Shares of the Sierra Prime Income Fund (the "Trust") is amended and supplemented as follows:

THE TRUST'S NEW MAILING ADDRESS IS: P.O. BOX 5118, WESTBOROUGH, MASSACHUSETTS 01581-5118.

                   NO EXCHANGE PRIVILEGES TO SAM PORTFOLIOS

The Sierra Asset Management Portfolios ("SAM Portfolios"), an open-end management investment company that is expected to begin operations no later than July 31, 1996, will offer Class A and Class B Shares of its Portfolios that provide asset allocation strategies to investors. Initially, shareholders of the Trust will not be permitted to exchange their shares for shares of the SAM Portfolios. In the future, such an exchange privilege may be offered. However, when the SAM Portfolios begin operations, SAM Portfolios' shareholders may exchange their Class A Shares for Class A Common Shares of the Trust. More information regarding the exchange privilege for the SAM Portfolios will be provided in the SAM Portfolios' Prospectus upon commencement of the offering and sale of shares of the SAM Portfolios.

PLEASE CALL 800-222-5852 IF YOU WOULD LIKE TO OBTAIN A PROSPECTUS FOR THE SHARES OF THE SAM PORTFOLIOS.

                        PURCHASES THROUGH INSTITUTIONS

In the section "How to Invest in the Fund" under the heading "WAIVERS OF CLASS A COMMON SHARES SALES CHARGES," in the semicolon before the number (6) is deleted and is replaced by the following text:

     (investors may be charged an additional service or transaction fee by the Authorized Dealer or Banks);

     CHANGES IN WAIVERS OF CLASS A COMMON SHARES SALES CHARGES

In the section "How to Invest in the Fund" under the heading "WAIVERS OF CLASS A COMMON SHARES SALES CHARGES," the second paragraph is deleted and restated as follows:

     Additional groups of investors that are not subject to an initial sales charge on purchases of Class A Common Shares through an Authorized Dealer include either (a) investors purchasing Class A Common Shares through an employee benefit trust created pursuant to a 401(k) Plan that has invested in the aggregate more than $1 million in the Fund, or (b) investors purchasing Class A Common Shares through a 403(b) Plan that has more than $1 million in the Fund.

In the section "How to Invest in the Fund" under the heading "WAIVERS OF CLASS A COMMON SHARES SALES CHARGES," in the third paragraph the "and" is deleted before Roman numeral (v) and the following is added at the end of the sentence "; and
(vi) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A Common Shares of the Fund."

                CHANGE IN APPLICATION OF CLASS A COMMON SHARES
                            EARLY WITHDRAWAL CHARGE

In the section "How to Invest in the Fund" under the heading "APPLICATION OF CLASS A COMMON SHARES EARLY WITHDRAWAL CHARGE," the second sentence is deleted.

                           CHANGE INVESTING BY WIRE

In the section "How to Invest in the Fund" under the heading "By Wire" the text following number two is deleted and restated as follows:

     2.  Instruct your bank to wire Federal Funds exactly as follows:

               Boston Safe Deposit Trust
               Westborough, MA
               ABA #011-001234
               For credit to:  Sierra Prime Income Fund
               Account #132012
               (Fund Name)
               (Customer's Name)
               (Customer's Social Security Number)

                   CHANGE IN TRANSFER AGENT RESPONSIBILITIES

In the section "CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT" the third sentence is deleted and replaced with the following:

     Sierra Administration is responsible for all administrative recordkeeping and accounting services for the Trust. First Data Investor Services Group, Inc. ("First Data"), a subsidiary of First Data Corp., serves as sub-administrator and transfer agent of the

     Trust. First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109-2873.

           CREDIT AGREEMENT WITH DEUTSCHE BANK, AG, NEW YORK BRANCH

The Trust has entered into a Credit Agreement dated as of May 22, 1996, with Deutsche Bank AG, New York Branch ("Deutsche Bank"), pursuant to which Deutsche Bank has agreed to provide a credit facility in the maximum amount of $40,000,000 in the aggregate to the Trust and the Sierra Trust Funds, which is not secured by the assets of the Trust or other collateral. The Trust itself is entitled to borrow from Deutsche Bank amounts which in the aggregate do not exceed $433,000.

                   Prime Supplement dated September 1, 1997
                 replacing the Supplement dated April 1, 1997
                     to Prospectus dated February 14, 1996
                                      of
                           SIERRA PRIME INCOME FUND
                                 P.O. Box 5118
                      Westboro, Massachusetts 01581-5118


The Prospectus, dated February 14, 1996, as supplemented, for the Sierra Prime Income Fund (the "Fund") is amended and supplemented as follows:

In the section "MANAGEMENT OF THE FUND -- The Advisor" on page 22, add the following paragraph after the third paragraph:

     On July 1, 1997, Great Western Financial Corporation ("Great Western"), the indirect parent of Sierra Advisors, the Fund's investment advisor, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, closed a previously announced Agreement and Plan of Merger resulting in the merger of Great Western with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors is an indirect subsidiary of Washington Mutual.

In the section "MANAGEMENT OF THE FUND -- The Sub-Advisor" on page 22, add the following paragraph after the third paragraph:

     On May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") and Dean Witter, Discover & Co. closed a previously announced Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the parent of Van Kampen American Capital Management Inc. ("Van Kampen"), the Fund's investment sub-advisor. Van Kampen is now a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                       SUPPLEMENT DATED JANUARY 30, 1998
                     TO PROSPECTUS DATED FEBRUARY 14, 1996
                                      OF
                           SIERRA PRIME INCOME FUND
                                 P.O. BOX 5118
                      WESTBORO, MASSACHUSETTS  01581-5118


The Prospectus, dated February 14, 1996, as supplemented to date, for the Class A Common Shares of the Sierra Prime Income Fund (the "Fund") is hereby amended and supplemented as follows:

The date of the Prospectus is January 30, 1998.

On or about March 20, 1998, Composite Research & Management Co. ("Composite") will become the new investment advisor for the Fund. Van Kampen will still be the sub-advisor for the Fund. The individual with primary responsibility for the day-to-day management of the Fund will remain unchanged. On or about March 20, 1998, Murphey Favre Securities Services, Inc. ("Murphey Favre"), an affiliate of Composite, will become the transfer agent and administrator for the Fund. On or about March 20, 1998, Composite Funds Distributor, Inc. ("CFD") will become the Distributor of the Fund.

On page 3 of the Prospectus, the section "Fund Expenses" is deleted and replaced with the following:

                                 FUND EXPENSES

Class A Common Shares

Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price)..........................................   4.50%
     Dividend Reinvestment Plan Fees.........................................................   None
     Early Withdrawal Charge.................................................................   None*
Annual Operating Expenses (as a percentage of net assets attributable to Common Shares)
     Management Fee..........................................................................   0.00%**
     Interest Payments on Borrowed Funds.....................................................   0.00%
     Other Expenses..........................................................................   0.00%**
          Total Annual Fund Operating Expenses...............................................   0.00%**

-----------

* Purchases of $1 million or more and certain other purchases are not subject to the sales charge at the time of purchase, but may be subject to a 1.0% early withdrawal charge on repurchases or tenders within one year of purchase or a 0.5% early withdrawal charge during the second year after purchase. See "Offering of Shares -- How to Buy Shares" and "Application of Class A Common Shares Early Withdrawal Charges" for a complete description of these charges.

** Until further notice, the Advisor has agreed to waive all fees and voluntarily reimburse the Fund for all of its operating expenses. Without this waiver and reimbursements, the management fee would be 0.95% of net assets and other expenses are estimated at 3.75%, based in part upon the experience of the fiscal year ended September 30, 1997. Thus, total operating expenses without fee waiver and reimbursement of expenses are estimated at 4.70%.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

Class A Common Shares

                                1  Year  3  Years  5 Years  10 Years
                                -------  --------  -------  --------
Assuming no tender of Common
Shares......................       $45       $45      $45       $45

This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same for the completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC"); the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. This Example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.

The preceding tables are intended to assist investors in understanding the expected costs and expenses directly or indirectly associated with investing in the Fund.

On page 8 before the section "THE FUND" add the section "FINANCIAL HIGHLIGHTS" with the following information:

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one Class A Common Share of the Fund outstanding through the periods indicated. The financial highlights have been audited by Price Waterhouse LLP, independent accountants, for the periods indicated and their reports thereon appears in the Fund's Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.


                                                      Year Ended             Period Ended
                                                  September 30, 1997      September 30, 1996*
                                                  ------------------      ------------------
Net asset value, beginning of period.......             $10.01                 $  10.00
                                                        ------                 --------
Income from investment operations:
Net investment income......................                .71                      .40
Net realized and unrealized gain/(loss) on
 investments...............................               (.01)                     .01
Total from investment operations...........                .70                      .41
                                                        ------                 --------
Less distributions:
Dividends from net investment income.......               (.71)                    (.40)
                                                        ------                 --------
Total distributions........................               (.71)                    (.40)
                                                        ------                 --------
Net asset value, end of period.............             $10.00                 $  10.01
                                                        ------                 --------

Total return(1)............................               7.25%                    4.19%
                                                        ------                 --------

Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's).......             $8,424                 $ 12,534
Ratio of operating expenses to average net
 assets....................................               0.00%                    0.00%**
Ratio of net investment income to average
 net assets................................               7.11%                    6.72%**
Portfolio turnover rate....................                 17%                      44%
Ratio of operating expenses to average net
 assets without fees waived and expenses
   absorbed by investment advisor..........               4.56%                    4.75%**
Net investment income per share without
 fees waived and expenses absorbed by
   investment advisor......................             $ 0.26                 $   0.12

-------------

*    Sierra Prime Income Fund commenced operations on February 16, 1996.
**   Annualized.
(1) Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived and absorbed by the investment advisor.

On page 9 of the Prospectus under the section "The Fund," the following sentence is hereby added to the third full paragraph of the section:

On January 26, 1998, the Fund held none of its Class A Common Shares for its own account. The total number of Class A Common Shares outstanding on January 26, 1998, was 753,826.

The section entitled "Taxation" on pages 20 and 21 of the Prospectus is hereby deleted and replaced with the following:

                                   TAXATION

The following federal tax discussion reflects applicable tax laws as of the date of this Prospectus and is qualified by reference to the additional federal income tax discussion included in the Statement of Additional Information.

The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains in each year), the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions. Distributions of the Fund's net investment income are taxable to holders of Common Shares as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months are taxable to Common Shareholders at a maximum 28% capital gains tax rate, and capital gains dividends, if any, deriving from net gains on securities held for more than 18 months are generally taxable to Common Shareholders at a maximum 20% capital gains tax rate (10% for shareholders in the 15% tax bracket), regardless of the length of time Shares of the Fund have been held by such Common Shareholders. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be "28% Rate Gain," subject to a maximum 28% capital gains tax rate, if such Common Shares have been held for more than one year but not more than 18 months, and "20% Rate Gain," generally subject to a maximum 20% capital gains tax rate (10% for shareholders in the 15% tax bracket), if the shares have been held for more than 18 months. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares.

If the Fund makes a tender offer for its Common Shares (see "Repurchase (Tender Offer) of Shares"), a Shareholder who tenders all Common Shares will realize a taxable gain or loss under the above rules. Shareholders who do not tender their Common Shares pursuant to the offer should not realize any taxable income provided that tendering Shareholders tender all Common Shares owned by them. If tendering Shareholders tender fewer than all Common Shares owned by them and if the distribution to such Shareholders does not otherwise qualify as an exchange under Section 302 of the Code, the proceeds received upon tender would be treated as a dividend in whole or in part or a return of capital or capital gain, depending on the Fund's earnings and profits and the Shareholder's basis in the tendered shares. In that case, it is possible that non-tendering Shareholders may be deemed to have received a distribution under Section 305 of the Code which may be taxable to non-tendering Shareholders in whole or in part. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents.

General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of holding and disposing of Common Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE